UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2021

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Emerging Markets Equity Fund
(Institutional Class and Investor Class)
Annual Report
December 31, 2021
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are Lazard Asset Management LLC (“Lazard”) and UBS Asset Management (Americas) Inc. (“UBS AM”)
Fund Performance
For the twelve-month period ended December 31, 2021, the Fund (Investor Class shares) returned -4.43%, relative to a -2.54% return for the MSCI Emerging Markets Index, the Fund’s benchmark index.
Lazard Commentary
Market Overview: The emerging markets struggled in 2021, finishing with a loss of 2.5%. Relative to developed markets, the underperformance of emerging markets was the worst since 2013. The markets were buffeted by numerous macro-economic and political events, which heightened investor anxiety. COVID-19 outbreaks rolled across the emerging markets causing temporary shutdowns in several countries, notably South Korea, China, and Taiwan while surging in other countries including India, Brazil, and South Africa. Rising inflation led to higher interest rates as both the U.S. Federal Reserve and European Central Bank signaled that they were cutting back on their stimulus measures, which helped to weather the impact of the global pandemic. Many central banks preempted the Federal Reserve, raising local rates to fight growing inflationary pressures. The U.S. dollar strengthened, and oil and commodity prices continued to rise, placing additional pressure on the emerging economies, especially oil importing countries and those with significant debt loads.
Performance across regions and countries was widely dispersed over the year. China, representing over one-third of the benchmark’s value, carried an outsized impact. The announcement of President Xi’s commitment to a new program of “common prosperity” and subsequent regulations helped to accelerate the market’s decline. Regulations placed pressure on many of the soaring internet and gaming stocks and effectively eliminated the private education industry. The government also enacted measures to curb real estate speculation, sending one of the largest developers, Evergrande, into default. Weaker economic growth and new COVID-19 lockdowns also contributed to sending the market down over 20%. By contrast, India and Taiwan rose more than 25% in the year, softening the region’s poor return. Both countries dealt with COVID-19 outbreaks and benefitted from accelerating global demand for semiconductor and IT services. India was also viewed as a manufacturing alternative to China, adding to its attraction.
Returns in Latin American markets were equally varied. Brazil continued to sell off as a stalling economy and rising inflation pushed the country into a recession. President Bolsonaro placed pressure on the central bank to lower interest rates despite rising inflation, causing high profile resignations in the government. The elections of left-wing governments in Chile and Peru pushed both markets to double digit losses for the year. Mexico, by contrast, rose over 20% for the year as investors took heart in the central bank’s interest rate hike to fight their 7% inflation rate. Mexico’s gross domestic product growth was expected to approach 6% for the year.
European markets generally mustered positive gains over the year, led by Russia, which benefitted from the rise in energy prices over the year. The Russian market retreated in the final quarter, falling well below other oil exporting nations as the increasing risk of an invasion of Ukraine and the inevitable world sanctions triggered investor selling. Turkey was the worst performing of all the emerging markets as

President Erdogan effectively eliminated the independence of their central bank, forcing it to lower rates in the face of escalating inflation and a faltering economy. As a result, the Turkish lira plunged. Mid-east markets were easily the strongest in regional terms, rising 35% for the year, boosted by the surge in oil and commodity prices.
Sector performance was led by energy, utilities, and technology. Real estate, health care, and consumer discretionary sectors lagged.
Factor performance was broadly favorable for the year, particularly in the first half of the year, when value and sentiment measures both provided excess return. Growth measures were tepid for most of the year as investor focus moved away from higher growth companies. Quality measures were also mixed for most of the year and surprisingly weak in the Omicron variant sell-off in November.
Portfolio Review: Favorable stock selection and sector positioning both helped the portion of the Fund sub-advised by Lazard. An underweight to consumer discretionary and real estate paired with an overweight to information technology accounted for most of the allocation attribution. The underweight to financials was a minor detractor. Stock selection was favorable in seven of eleven sectors led by consumer discretionary and industrial holdings. Financial and material holding detracted. On a country basis, selection accounted for the excess return as the country allocation matched the index. Selection was led by Chinese and Korean holdings. Holdings in India and Turkey underperformed their benchmark.
Stocks which benefitted the portfolio’s return included Wan Hai lines, a Taiwan shipping concern. The stock soared over three times as the company benefitted from the ongoing dislocation in the global supply chain, which sent shipping rates up almost two and a half times in 2021. Afreeca TV, the Korean online entertainment company that provides Korea’s largest live video streaming service, which is monetized through online advertising and sale of virtual items, did well. The company has seen double digit growth in its advertising revenue, and demand from the on-line gaming market remains strong. Hana Microelectronics, a major supplier of smart phone components, recovered from its 30% sell-off at the end of 2020, more than doubling in price over the year. We have been trimming recently on valuation concerns.
Detractors in 2021 included Ping An Insurance, which saw its stock price erode as premiums continue to contract under tighter standards for agent recruitment and declines in non-auto premiums, particularly for credit insurance, weighed heavily. They continue to see a decline in their agent base, which has resulted in a 23% drop in new life insurance sales. VIPshop is a China based e-commerce retailer which came under pressure throughout the year, starting when a large hedge fund with a significant holding was forced into liquidation. The China Ministry of Industry and Information Technology then cited the company in August, and again in October, for illegally acquiring users’ address books and location and displaying pop-up windows. We sold out of our position in October. An underweight to Gazprom, the Russian energy conglomerate, hurt as the stock was up 65% in the year. We have reduced our underweight in the second half of the year and have a neutral exposure.
Outlook: Looking forward to 2022, we are optimistic that the darkest days of the pandemic are behind us with the increase in vaccinations and possible introduction of new therapeutics to treat severe cases. No area of the equity market has borne the brunt of the pandemic harder than emerging markets where vaccination rates remain low and high-density populations facilitate the spread. The second theme which will dominate 2022 will be China’s economic trajectory dampened by its real estate market and ongoing regulations towards a common prosperity. We expect that China will “do what it takes” to maintain its level of economic activity and meet its gross domestic product growth targets. Regulatory efforts to curb excesses are largely in place and should present less of a worry going forward. Tensions with the U.S., on the other hand, remain high and, with mid-term elections looming, the U.S. administration may look to extend an olive branch to achieve a détente agreeable to both sides. As such, we expect that the economic recovery will be uneven but discernable across most regions and sectors of the emerging markets. Global interest rates, led by the U.S. and Europe, will increase as central banks rearm themselves for the next recession. This will provide a further headwind to emerging markets much of which has already been discounted in their valuation discount. Inflationary pressures will likely subside slowly as labor shortages and social pressures to address economic inequalities place upward pressure on wages. We do anticipate that earnings growth and low real rates of return in the fixed income markets will support a modestly positive market return in 2022. Volatility will likely remain elevated as adverse political events are likely to unfold. The market will continue to focus on company fundamentals and execution as was the case in the past year. Against this backdrop, we expect that the year should favor our investment approach and relative performance should remain strong.
UBS AM Commentary
Market commentary: Emerging markets started off the year strong, hitting 11.9% by mid-February, but subsequently fell due to China regulatory pressures, subsequent waves of the COVID-19 outbreak, the retreat of overvalued growth stocks, headwinds from the stronger U.S. dollar, as well as tight market conditions. Several countries within emerging markets hiked rates in a bid to rein in inflationary pressures. Asia ex-Japan and Latin America closed down. Within Asia ex-Japan, India was the highest performing market due to a combination of its accelerating vaccination rates, accommodative stance by the Reserve Bank of India, as well as strong performance of heavyweight software sector, while China fell on the credit and regulatory tightening across sectors. Meanwhile, political developments dominated the Latin American investment landscape. On the other hand, Eastern Europe, the Middle East and Africa was the only region within emerging markets to close with a gain, benefitting from strong equity inflows and higher commodity prices.
Performance Commentary: Overweight position and stock selection within information technology and overweight in financials added the most value, namely our holdings in Mediatek (Taiwan, information technology) and Infosys (India, information technology) contributed. Mediatek stock rose alongside other Taiwanese tech stocks and further benefitted from its competitive 5G product road map as well as from the ban on Huawei in the middle of 2020. Beyond the 5G cycle, we believe it is quite well positioned for growth particularly in its ASIC business. Meanwhile, Infosys’ outperformance has been driven by strong acceleration in revenue growth, with management increasing fiscal year 2022 guidance consistently through the year. Order book and deal pipeline are strong as enterprise budgets for digitization are getting accelerated due to COVID-19. The company has executed well and has been winning mega sized deals, helping to drive growth well ahead of peers. Outside of the sectors mentioned, the underweight in Alibaba Group (China, consumer discretionary) also contributed. Alibaba fell alongside the China internet names on heightened regulatory concerns, weaker consumption, tougher competition in the e-commerce space, as well as its lowered fiscal year 2022 guidance. We believe Alibaba will ride through this market softness. The stock is trading at attractive valuations and the company is investing in growing its e-commerce business such as Taobao Deals and its investment in other businesses, such as cloud and logistics, may contribute more over time.
In contrast, stock selection within communication services and materials detracted value. TAL Education (China, consumer discretionary), Jiangsu Hengrui (China, health care) and Ping An Insurance (China, financials) detracted value. TAL Education declined as investors grew increasingly concerned about regulations around the after-school tutoring sector in China, causing the sector to correct sharply. We exited the name in June. In July, the long-awaited national afterschool tutoring (AST) regulation, the “Double Reduction” policy, was announced, which caused the stock to dive further. Meanwhile, Jiangsu Hengrui underperformed due to weaker market sentiment from the perceived policy headwinds for large pharmaceutical companies as well as price cuts on centralized procurements. However, this is a temporary slowdown of growth as we expect the newly launched innovative drugs to mitigate any loss in revenue from the price cuts. Meanwhile, Mr. Sun Piaoyang returned as the chairman and the market is looking forward to his new movements in innovative R&D, sales restructuring and internationalization plan. The company will launch several innovative drugs in 2022, making innovative drugs >50% of sales contribution. Finally, Ping An Insurance underperformed due to concerns about Evergrande contagion, internal restructuring that included right-sizing its agency force which had expanded rapidly over the past few years and became less productive over time. In addition, COVID-19 has hindered agents from meeting with potential customers. We believe that when its restructuring is completed, we should see margins and revenues improve.
Outlook: We believe that the evolution of the COVID-19 pandemic will remain a key topic to monitor. Equally important are the pace of the economic recovery, the extent of policy support, as well as the progress in the vaccine development and roll-out.
In terms of key risks, we are watching the U.S.-China tensions and the regulatory environment in China among others. With respect to U.S.-China tension, we have reiterated that the tensions are not going away soon. However, the Biden administration might be more predictable than the previous administration. With respect to the regulatory environment in China, we note that China’s model of growth is changing from a focus on the quantity of growth to the quality of growth, which includes considerations of the environment and society. Still, there are many good quality companies with strong management, which can deliver sustainable growth, despite some facing short-term pressures from the regulatory environment or heightened competition. Hence, despite the concerns, we remain optimistic about investing actively in the Chinese equity market for the long run.
Against this backdrop, we own companies that benefitted from trends accelerated by COVID-19 and those that were challenged in the short-term but might benefit from a recovery when COVID-19 concerns fade. We are also gradually reducing our underweight in China. We believe that valuations in China have fallen to compelling levels and while we acknowledge that regulatory risk will remain an overhang for the near-term, we are looking to add where we see signs that the selloff is overdone. On the same note, in an environment of greater fiscal and clean energy spending by the U.S. and economic recovery globally, we continue to look for potential beneficiaries which have been relative laggards.
Finally, we believe our predominant exposure on long-term secular and domestic themes could help to cushion the portion of the Fund sub-advised by UBS AM from external tensions and we remain confident in fundamental, long-term changes playing out in emerging markets and our investments are focused on quality companies associated with them.
The views and opinions in this report were current as of December 31, 2021 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
*For the period from January 5, 2018 (inception) through December 31, 2018.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2021 (unaudited)
	One Year	Five Year	Since Inception(a)
Institutional Class	-4.08%	N/A	2.61%
Investor Class	-4.43%	N/A	2.24%
(a) Institutional Class and Investor Class inception date was January 5, 2018.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2021 (unaudited)
Sector	Percentage of Fund Investments
Technology	23.60%
Financial	22.50
Communications	16.97
Consumer, Non-cyclical	9.22
Consumer, Cyclical	7.32
Basic Materials	6.78
Energy	6.27
Industrial	5.25
Utilities	1.76
Diversified	0.09
Short Term Investments	0.24
Total	100.00%
Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/21)	(12/31/21)	(07/01/21 – 12/31/21)
Institutional Class
Actual	$1,000.00	$ 896.60	$4.21
Hypothetical (5% return before expenses)	$1,000.00	$1,020.80	$4.48
Investor Class
Actual	$1,000.00	$ 894.80	$5.87
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.26
* Expenses are equal to the Fund's annualized expense ratio of 0.88% for the Institutional Class shares and 1.23% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST EMERGING MARKETS EQUITY FUND
Schedule of Investments
As of December 31, 2021
Shares		Fair Value
COMMON STOCK
Basic Materials — 6.64%
5,476	Anglo American Platinum Ltd	$ 624,577
156,186	Anglo American PLC	6,423,198
986,000	Baoshan Iron & Steel Co Ltd Class A	1,111,437
50,051	CAP SA(a)	487,586
397,000	Formosa Plastics Corp(a)	1,490,049
155,800	Grupo Mexico SAB de CV	679,188
192,419	Hindalco Industries Ltd(a)	1,223,604
71,135	Impala Platinum Holdings Ltd	1,003,483
284,654	Industries Qatar QSC	1,210,761
7,577	Kumho Petrochemical Co Ltd(a)	1,056,262
12,007	LG Chem Ltd	6,207,166
540,097	National Aluminium Co Ltd	730,187
494,000	Nine Dragons Paper Holdings Ltd	530,519
54,775	Northam Platinum Holdings Ltd(a)	720,136
861,400	Petronas Chemicals Group Bhd	1,844,380
52,810	PhosAgro PJSC GDR	1,095,807
9,221	POSCO	2,138,230
403,800	PTT Global Chemical PCL	709,726
24,875	SABIC Agri-Nutrients Co	1,167,738
55,961	Sasol Ltd(a)	916,225
99,207	Saudi Basic Industries Corp	3,059,485
34,129	Severstal PAO GDR	730,391
263,792	Sibanye Stillwater Ltd	820,214
47,752	SRF Ltd(a)	1,551,491
33,618	Tata Steel Ltd(a)	499,894
765,000	United Co RUSAL International PJSC(a)	741,810
287,500	Vale SA(a)	4,023,968
347,985	Vedanta Ltd	1,591,520
		44,389,032
Communications — 16.62%
47,963	Affle India Ltd(a)	726,112
7,519	AfreecaTV Co Ltd(a)	1,277,536
270,560	Alibaba Group Holding Ltd(a)	3,976,037
95,683	Alibaba Group Holding Ltd ADR(a)	11,366,183
798,600	America Movil SAB de CV	845,579
13,148	Baidu Inc ADR(a)	1,956,291
220,474	East Money Information Co Ltd Class A	1,285,285
171,864	Emirates Telecommunications Group Co PJSC	1,484,968
45,381	Hellenic Telecommunications Organization SA(a)	838,374
54,597	JD.com Inc ADR(a)	3,825,612
12,735	Kakao Corp(a)	1,202,595
156,818	KT Corp(a)	4,022,723
487,700	Meituan Class B(a)	14,103,060
6,600	MercadoLibre Inc(a)	8,899,440
108,065	MTN Group Ltd(a)	1,158,343
37,373	Naspers Ltd	5,800,707
14,823	Pinduoduo Inc ADR(a)	864,181
Shares		Fair Value
Communications — (continued)
17,500	Sea Ltd ADR(a)	$ 3,914,925
9,936,800	Telkom Indonesia Persero Tbk PT	2,835,979
557,700	Tencent Holdings Ltd	32,542,420
362,466	Turkcell Iletisim Hizmetleri AS(a)	505,792
92,449	Vodacom Group Ltd	780,357
113,688	Yandex NV Class A(a)	6,878,124
		111,090,623
Consumer, Cyclical — 7.17%
140,664	Apollo Tyres Ltd(a)	413,214
150,777	Arriyadh Development Co	1,017,314
4,770,600	Astra International Tbk PT	1,909,440
1,860,000	Bosideng International Holdings Ltd	1,171,806
57,500	BYD Co Ltd Class H	1,944,901
761,000	China Airlines Ltd(a)	756,339
140,000	China Meidong Auto Holdings Ltd	721,541
557,500	China Yongda Automobiles Services Holdings Ltd	747,043
541,100	Com7 PCL NVDR	1,322,850
27,600	Ecovacs Robotics Co Ltd Class A	653,700
183,745	Eicher Motors Ltd	6,387,717
144,104	Falabella SA(a)	470,029
31,980	Ford Otomotiv Sanayi AS(a)	575,587
192,800	Haier Smart Home Co Ltd Class H	815,415
24,391	Hankook Tire & Technology Co Ltd(a)	814,837
58,848	Kia Corp	4,061,284
26,554	Leejam Sports Co JSC	769,128
9,081	LG Electronics Inc(a)	1,051,404
20,110	Li Auto Inc ADR(a)	645,531
315,000	Li Ning Co Ltd	3,455,564
360,840	Midea Group Co Ltd Class A	4,178,731
97,004	MultiChoice Group	743,595
43,000	Nien Made Enterprise Co Ltd	640,261
36,616	NIO Inc ADR(a)	1,159,995
86,840	Oppein Home Group Inc Class A	2,008,533
1,367	Page Industries Ltd	741,440
31,610	SL Corp(a)	827,933
14,735	Tata Motors Ltd ADR(a)(b)	472,846
1,018,400	Wal-Mart de Mexico SAB de CV	3,790,992
696,000	Yadea Group Holdings Ltd(c)	1,356,437
21,382	Yum China Holdings Inc	1,065,679
159,500	Zhongsheng Group Holdings Ltd	1,244,626
		47,935,712
Consumer, Non-Cyclical — 8.90%
168,483	Anadolu Efes Biracilik Ve Malt Sanayii AS(a)	377,237
279,400	Arca Continental SAB de CV	1,774,198

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST EMERGING MARKETS EQUITY FUND
Schedule of Investments
As of December 31, 2021
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
838,321	Cencosud SA	$ 1,402,122
382,000	China Feihe Ltd(c)	512,530
320,000	China Medical System Holdings Ltd	534,915
1,280,000	China Mengniu Dairy Co Ltd	7,256,158
3,898,000	China Modern Dairy Holdings Ltd	655,525
45,787	Chongqing Brewery Co Ltd Class A(a)	1,087,137
24,400	Chongqing Zhifei Biological Products Co Ltd Class A	476,836
167,394	Cipla Ltd(a)	2,123,287
21,636	Coca-Cola Femsa SAB de CV ADR	1,185,436
79,924	Coca-Cola Icecek AS(a)	536,098
2,368,000	CSPC Pharmaceutical Group Ltd	2,578,487
198,700	Daan Gene Co Ltd Class A	625,405
39,135	Dr Reddy's Laboratories Ltd(a)	2,578,783
159,897	Hindustan Unilever Ltd(a)	5,061,623
176,600	Inner Mongolia Yili Industrial Group Co Ltd Class A	1,149,442
392,080	International Container Terminal Services Inc	1,537,795
11,276,300	Japfa Comfeed Indonesia Tbk PT	1,359,223
55,685	JB Chemicals & Pharmaceuticals Ltd(a)	1,330,730
749,345	Jiangsu Hengrui Medicine Co Ltd(a)	5,970,717
6,019,000	Kalbe Farma Tbk PT	682,032
19,200	Kweichow Moutai Co Ltd Class A	6,170,075
57,066	Magnit PJSC GDR(a)	855,596
396,800	Marfrig Global Foods SA(a)	1,572,240
431,700	Mega Lifesciences PCL NVDR	651,138
115,600	Nongfu Spring Co Ltd Class H(c)	763,568
15,006	Osstem Implant Co Ltd	1,796,860
55,000	Pegavision Corp	846,054
47,800	Pharmaron Beijing Co Ltd Class H(c)	738,160
17,970	Richter Gedeon Nyrt	483,225
78,614	Ros Agro PLC GDR	1,200,376
54,380	Shanghai Bairun Investment Holding Group Co Ltd Class A	509,687
13,300	Shenzhen Mindray Bio-Medical Electronics Co Ltd Class A	794,848
47,300	WuXi AppTec Co Ltd Class H(c)	817,264
123,000	WuXi Biologics Cayman Inc(a)(c)	1,456,185
		59,450,992
Diversified — 0.09%
593,000	CITIC Ltd	586,677
Shares		Fair Value
Energy — 6.14%
9,528,000	China Petroleum & Chemical Corp Class H	$ 4,438,345
263,485	Gazprom PJSC ADR	2,421,427
394,500	LONGi Green Energy Technology Co Ltd Class A	5,337,622
9,660	LUKOIL PJSC Sponsored ADR	867,468
163,193	MOL Hungarian Oil & Gas PLC	1,266,572
334,855	Oil & Natural Gas Corp Ltd(a)	641,001
6,096,000	PetroChina Co Ltd(a)	2,699,893
651,730	Petroleo Brasileiro SA ADR	7,155,995
43,516	Polski Koncern Naftowy ORLEN SA	802,084
617,403	Polskie Gornictwo Naftowe i Gazownictwo SA	965,550
167,000	PTT Exploration & Production PCL	594,911
367,945	Reliance Industries Ltd(a)	11,688,362
203,980	Rosneft Oil Co PJSC GDR(a)	1,631,432
86,300	Sao Martinho SA(a)	533,604
		41,044,266
Financial — 22.04%
43,626	360 DigiTech Inc ADR	1,000,344
84,778	Absa Group Ltd(b)	811,373
559,829	Abu Dhabi Commercial Bank PJSC	1,298,852
5,160,000	Agricultural Bank of China Ltd Class H	1,775,232
113,351	Al Rajhi Bank	4,274,724
1,545,668	Aldar Properties PJSC	1,678,417
479,284	Axis Bank Ltd(a)	4,355,381
144,000	Banco do Brasil SA(a)	745,853
150,300	Banco Santander Brasil SA	808,976
18,941	Bancolombia SA ADR	598,346
14,229,000	Bank Central Asia Tbk PT	7,287,379
19,152,100	Bank Mandiri Persero Tbk PT	9,456,893
589,132	Bank of Baroda(a)	646,840
1,355,700	Bank of Beijing Co Ltd Class A	944,583
12,601,000	Bank of China Ltd Class H	4,533,416
3,877,000	Bank of Communications(a)	2,343,695
202,601	BNK Financial Group Inc	1,429,421
1,647,000	Cathay Financial Holding Co Ltd(a)	3,710,448
124,000	Chailease Holding Co Ltd	1,179,466
6,071,000	China Construction Bank Corp Class H	4,206,881
1,859,500	China Galaxy Securities Co Ltd Class H(a)	1,068,784
1,305,500	China Merchants Bank Co Ltd Class H	10,156,240
161,400	China Resources Mixc Lifestyle Services Ltd(c)	753,133
435,400	China Taiping Insurance Holdings Co Ltd	597,880
18,182	Computer Age Management Services Ltd	650,736
726,000	Country Garden Services Holdings Co Ltd	4,358,842
108,571	DGB Financial Group Inc(a)	855,523

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST EMERGING MARKETS EQUITY FUND
Schedule of Investments
As of December 31, 2021
Shares		Fair Value
Financial — (continued)
485,512	Dubai Islamic Bank PJSC	$ 709,598
1,070,284	Grupo Financiero Banorte SAB de CV	6,960,988
109,274	Hana Financial Group Inc	3,860,552
319,708	HDFC Bank Ltd	6,329,334
182,100	Hong Leong Financial Group Bhd	757,428
472,784	ICICI Bank Ltd	4,699,928
3,077,000	Industrial & Commercial Bank of China Ltd Class H	1,735,684
380,100	Industrial Securities Co Ltd Class A	590,072
308,900	Kasikornbank PCL NVDR	1,307,862
49,072	KB Financial Group Inc	2,269,301
132,951	Korean Reinsurance Co(a)	1,033,130
2,055,400	Krung Thai Bank PCL NVDR	810,267
103,938	LexinFintech Holdings Ltd ADR(a)	401,201
59,460	Lufax Holding Ltd ADR(a)	334,760
633,240	Metropolitan Bank & Trust Co	691,556
147,853	National Bank of Greece SA(a)	493,282
727,100	New China Life Insurance Co Ltd Class H	1,945,439
131,169	OTP Bank Nyrt(a)	6,688,483
3,835,000	People's Insurance Co Group of China Ltd Class H	1,161,324
1,115,000	Ping An Insurance Group Co of China Ltd Class H	8,034,824
872,600	Public Bank Bhd	870,912
1,406,550	Punjab National Bank(a)	703,296
168,955	Qatar Islamic Bank SAQ	850,400
108,500	Qualitas Controladora SAB de CV	549,296
36,847	Samsung Securities Co Ltd(a)	1,389,298
2,112,522	Sberbank of Russia PJSC	8,275,775
104,612	Sberbank of Russia PJSC ADR	1,647,639
383,100	Siam Commercial Bank PCL NVDR(a)	1,454,153
2,023,000	SinoPac Financial Holdings Co Ltd(a)	1,179,796
610,702	State Bank of India	3,768,234
965,362	Turkiye Garanti Bankasi AS	821,571
3,074,480	Yuanta Financial Holding Co Ltd(a)	2,808,335
735,600	Yuexiu Property Co Ltd	648,777
		147,310,153
Industrial — 5.15%
222,600	Beijing New Building Materials PLC Class A	1,252,712
368,671	Bharat Electronics Ltd	1,038,206
223,200	China Jushi Co Ltd Class A	637,647
2,249,000	China Railway Group Ltd Class H	1,190,069
646,000	China Resources Cement Holdings Ltd	488,590
4,698,000	China Tower Corp Ltd Class H(c)	518,363
Shares		Fair Value
Industrial — (continued)
206,679	Container Corp Of India Ltd	$ 1,704,059
8,100	Contemporary Amperex Technology Co Ltd Class A	746,129
1,047,050	COSCO SHIPPING Holdings Co Ltd Class H(a)	2,030,186
435,000	Delta Electronics Inc(a)	4,316,151
218,000	Evergreen Marine Corp Taiwan Ltd(a)	1,116,798
793,900	Hana Microelectronics PCL NVDR	2,102,146
42,365	Hindustan Aeronautics Ltd	688,436
35,869	HMM Co Ltd(a)	811,377
80,300	Jiangsu Hengli Hydraulic Co Ltd Class A	1,029,583
81,000	Nan Ya Printed Circuit Board Corp(a)	1,668,470
457,000	Q Technology Group Co Ltd	591,206
7,616	Samsung Electro-Mechanics Co Ltd(a)	1,263,123
55,800	Shenzhen Inovance Technology Co Ltd Class A	601,217
13,000	Silergy Corp	2,352,952
771,300	Sri Trang Agro-Industry PCL	716,502
57,700	Sunny Optical Technology Group Co Ltd	1,827,623
1,509,600	Tian Di Science & Technology Co Ltd(a)	1,037,564
6,616	UltraTech Cement Ltd(a)	673,902
272,000	Unimicron Technology Corp(a)	2,263,576
13,000	Voltronic Power Technology Corp	725,244
141,800	Wan Hai Lines Ltd	1,011,383
		34,403,214
Technology — 23.13%
51,700	Bilibili Inc Class Z(a)(b)	2,401,214
47,000	Global Unichip Corp(a)	992,647
103,938	HCL Technologies Ltd(a)	1,838,655
2,524,700	Inari Amertron Berhad(a)	2,418,485
212,082	Infosys Ltd ADR	5,367,795
2,656,000	Lenovo Group Ltd	3,052,504
336,000	MediaTek Inc	14,417,602
1,823,000	Nanya Technology Corp	5,134,694
34,871	NetEase Inc ADR	3,549,170
63,000	Novatek Microelectronics Corp(a)	1,223,354
22,371	Persistent Systems Ltd	1,469,845
41,000	Realtek Semiconductor Corp	856,625
557,989	Samsung Electronics Co Ltd	36,645,921
907	Samsung Electronics Co Ltd GDR(c)	1,491,038
6,674	Silicon Motion Technology Corp ADR	634,230
97,842	SK Hynix Inc(a)	10,746,245
2,445,000	Taiwan Semiconductor Manufacturing Co Ltd(a)	54,085,843
16,500	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	1,985,115

See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST EMERGING MARKETS EQUITY FUND
Schedule of Investments
As of December 31, 2021
Shares		Fair Value
Technology — (continued)
29,299	Tata Consultancy Services Ltd(a)	$ 1,469,507
682,000	United Microelectronics Corp(a)	1,597,770
280,000	Vanguard International Semiconductor Corp(a)	1,594,945
87,815	Wipro Ltd	841,475
8,266	WNS Holdings Ltd ADR(a)	729,227
		154,543,906
Utilities — 1.53%
214,000	Beijing Enterprises(a)	738,331
1,037,000	China Longyuan Power Group Corp Ltd Class H	2,422,243
672,000	China Resources Power Holdings Co Ltd	2,247,592
37,900	ENN Energy Holdings Ltd	714,480
75,310	GAIL India Ltd GDR	785,363
3,349,200	GD Power Development Co Ltd Class A	1,666,056
487,146	Indian Energy Exchange Ltd(c)	1,651,822
		10,225,887
TOTAL COMMON STOCK — 97.41% (Cost $630,588,843)		$650,980,462
PREFERRED STOCK
Utilities — 0.20%
547,400	Cia Energetica de Minas Gerais(a)	1,288,405
TOTAL PREFERRED STOCK — 0.20% (Cost $1,398,428)		$ 1,288,405
WARRANTS
Consumer, Non-Cyclical — 0.14%
2,931	Kweichow Moutai Co Ltd(a)	941,901
TOTAL WARRANTS — 0.14% (Cost $889,413)		$ 941,901
Principal Amount		Fair Value
SHORT TERM INVESTMENTS
Repurchase Agreements — 0.23%
$ 999,985	Undivided interest of 1.20% in a repurchase agreement (principal amount/value $83,389,448 with a maturity value of $83,389,795) with RBC Capital Markets Corp, 0.05%, dated 12/31/21 to be repurchased at $999,985 on 1/3/22 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.50%, 5/15/22 - 12/1/51, with a value of $85,057,237.(d)	$ 999,985
558,534	Undivided interest of 1.26% in a repurchase agreement (principal amount/value $44,179,558 with a maturity value of $44,179,779) with Citigroup Global Markets Inc, 0.06%, dated 12/31/21 to be repurchased at $558,534 on 1/3/22 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 3.50%, 2/15/22 - 12/20/51, with a value of $45,063,151.(d)	558,534
TOTAL SHORT TERM INVESTMENTS — 0.23% (Cost $1,558,519)		$ 1,558,519
TOTAL INVESTMENTS — 97.98% (Cost $634,435,203)		$654,769,287
OTHER ASSETS & LIABILITIES, NET — 2.02%		$ 13,508,150
TOTAL NET ASSETS — 100.00%		$668,277,437

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at December 31, 2021.
(c)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(d)	Collateral received for securities on loan.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depository Receipt
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST EMERGING MARKETS EQUITY FUND
Schedule of Investments
As of December 31, 2021
Summary of Investments by Country as of December 31, 2021.
Country	Fair Value	Percentage of Fund Investments
China	$201,896,894	30.84%
Taiwan	106,235,193	16.23
South Korea	86,251,760	13.17
India	77,173,851	11.79
Russia	26,345,847	4.02
Indonesia	23,530,947	3.59
Brazil	16,129,040	2.46
Mexico	15,785,677	2.41
Hong Kong	13,679,653	2.09
South Africa	13,379,009	2.04
Saudi Arabia	10,288,389	1.57
Thailand	9,669,553	1.48
Argentina	8,899,440	1.36
Hungary	8,438,280	1.29
United Kingdom	6,423,198	0.98
Malaysia	5,891,205	0.90
United Arab Emirates	5,171,835	0.79
Singapore	3,914,925	0.60
Turkey	2,816,285	0.43
United States	2,500,420	0.38
Chile	2,359,737	0.36
Philippines	2,229,351	0.34
Qatar	2,061,162	0.32
Poland	1,767,634	0.27
Greece	1,331,656	0.20
Colombia	598,346	0.09
Total	$654,769,287	100.00%
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2021
Great-West Emerging Markets Equity Fund
ASSETS:
Investments in securities, fair value (including $1,497,752 of securities on loan)(a)	$653,210,768
Repurchase agreements, fair value(b)	1,558,519
Cash	14,886,234
Cash denominated in foreign currencies, fair value(c)	181,139
Dividends receivable	1,409,472
Subscriptions receivable	605,927
Total Assets	671,852,059
LIABILITIES:
Payable for director fees	3,085
Payable for investments purchased	2,030
Payable for other accrued fees	308,254
Payable for shareholder services fees	72,394
Payable to investment adviser	418,126
Payable upon return of securities loaned	1,558,519
Redemptions payable	1,212,214
Total Liabilities	3,574,622
NET ASSETS	$668,277,437
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$6,532,401
Paid-in capital in excess of par	652,562,029
Undistributed/accumulated earnings	9,183,007
NET ASSETS	$668,277,437
NET ASSETS BY CLASS
Investor Class	$252,799,701
Institutional Class	$415,477,736
CAPITAL STOCK:
Authorized
Investor Class	85,000,000
Institutional Class	130,000,000
Issued and Outstanding
Investor Class	24,834,436
Institutional Class	40,489,577
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$10.18
Institutional Class	$10.26
(a) Cost of investments	$632,876,684
(b) Cost of repurchase agreements	$1,558,519
(c) Cost of cash denominated in foreign currencies	$181,655
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2021
Great-West Emerging Markets Equity Fund
INVESTMENT INCOME:
Interest	$708
Income from securities lending	39,656
Dividends	13,600,523
Foreign withholding tax	(2,156,061)
Total Income	11,484,826
EXPENSES:
Management fees	4,875,764
Shareholder services fees – Investor Class	411,114
Audit and tax fees	92,417
Custodian fees	326,410
Director's fees	17,642
Legal fees	10,361
Pricing fees	16,300
Registration fees	27,229
Shareholder report fees	22,204
Transfer agent fees	7,107
Other fees	2,972
Total Expenses	5,809,520
Less amount waived by investment adviser	791,665
Net Expenses	5,017,855
NET INVESTMENT INCOME	6,466,971
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments and foreign currency transactions	57,857,884
Net Realized Gain	57,857,884
Net change in unrealized depreciation on investments and foreign currency translations	(90,121,791)
Net Change in Unrealized Depreciation	(90,121,791)
Net Realized and Unrealized Loss	(32,263,907)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(25,796,936)
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2021 and December 31, 2020
Great-West Emerging Markets Equity Fund	2021	2020
OPERATIONS:
Net investment income	$6,466,971	$4,504,992
Net realized gain	57,857,884	9,899,872
Net change in unrealized appreciation (depreciation)	(90,121,791)	72,927,872
Net Increase (Decrease) in Net Assets Resulting from Operations	(25,796,936)	87,332,736
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Investor Class	-	(26,101)
Institutional Class	-	(305,920)
From return of capital	0	(332,021)
From net investment income and net realized gains
Investor Class	(8,312,346)	(948,137)
Institutional Class	(12,532,816)	(6,271,954)
From net investment income and net realized gains	(20,845,162)	(7,220,091)
Total Distributions	(20,845,162)	(7,552,112)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	302,782,252	112,307,766
Class L(a)	-	49,902,139
Institutional Class	135,368,481	85,850,867
Shares issued in reinvestment of distributions
Investor Class	8,312,346	974,238
Institutional Class	12,532,816	6,577,874
Shares redeemed
Investor Class	(93,556,673)	(86,793,568)
Class L(a)	-	(118,125,161)
Institutional Class	(84,424,950)	(127,894,585)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	281,014,272	(77,200,430)
Total Increase in Net Assets	234,372,174	2,580,194
NET ASSETS:
Beginning of year	433,905,263	431,325,069
End of year	$668,277,437	$433,905,263
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	27,491,410	11,975,481
Class L(a)	-	5,782,441
Institutional Class	12,051,751	9,645,643
Shares issued in reinvestment of distributions
Investor Class	823,004	91,050
Institutional Class	1,229,914	614,181
Shares redeemed
Investor Class	(8,183,664)	(8,442,059)
Class L(a)	-	(12,895,935)
Institutional Class	(7,439,402)	(13,661,883)
Net Increase (Decrease)	25,973,013	(6,891,081)
(a)	Class L ceased operations on October 2, 2020.
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST EMERGING MARKETS EQUITY FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return(b)(c)
Investor Class
12/31/2021	$11.02	0.09	(0.58)	(0.49)	—	(0.14)	(0.21)	(0.35)	$10.18	(4.43%)
12/31/2020	$ 9.39	0.16	1.67	1.83	(0.01)	(0.19)	—	(0.20)	$11.02	19.57%
12/31/2019	$ 7.79	0.10	1.59	1.69	(0.01)	(0.08)	—	(0.09)	$ 9.39	21.67%
12/31/2018 (d)	$10.00	0.09	(2.22)	(2.13)	—	(0.08)	—	(0.08)	$ 7.79	(21.34%) (e)
Institutional Class
12/31/2021	$11.03	0.15	(0.60)	(0.45)	—	(0.11)	(0.21)	(0.32)	$10.26	(4.08%)
12/31/2020	$ 9.35	0.13	1.74	1.87	(0.01)	(0.18)	—	(0.19)	$11.03	20.05%
12/31/2019	$ 7.78	0.14	1.57	1.71	(0.01)	(0.13)	—	(0.14)	$ 9.35	21.97%
12/31/2018 (d)	$10.00	0.12	(2.22)	(2.10)	—	(0.12)	—	(0.12)	$ 7.78	(21.02%) (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Investor Class
12/31/2021	$252,800	1.41%	1.23%	0.83%	84%
12/31/2020	$ 51,824	1.49%	1.23%	1.59%	78%
12/31/2019	$ 10,129	1.50%	1.23%	1.21%	66%
12/31/2018 (d)	$ 12,536	1.56% (g)	1.23% (g)	0.98% (g)	60% (e)
Institutional Class
12/31/2021	$415,478	1.02%	0.88%	1.35%	84%
12/31/2020	$382,081	1.03%	0.88%	1.39%	78%
12/31/2019	$355,796	1.01%	0.88%	1.63%	66%
12/31/2018 (d)	$328,510	1.07% (g)	0.88% (g)	1.37% (g)	60% (e)
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would have been lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Fund commenced operations on January 5, 2018.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2021

GREAT-WEST FUNDS, INC.
GREAT-WEST EMERGING MARKETS EQUITY FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of forty-six funds. Interests in the Great-West Emerging Markets Equity Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term capital appreciation. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. Class L shares were previously offered but ceased operations on October 2, 2020. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has affected the worldwide economy, the financial health of individual companies and the market in general. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Fund is also an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

Annual Report - December 31, 2021

For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Warrants	Exchange traded close price, bids and evaluated bids.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2021, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector or geography classifications, as applicable, are included in the Schedule of Investments.

Annual Report - December 31, 2021

	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock	$ 104,063,650	$ 546,916,812	$ —	$ 650,980,462
Preferred Stock	—	1,288,405	—	1,288,405
Warrants	—	941,901	—	941,901
Short Term Investments	—	1,558,519	—	1,558,519
Total Assets	$ 104,063,650	$ 550,705,637	$ 0	$ 654,769,287
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.

Annual Report - December 31, 2021

Distributions to shareholders from net investment income of the Fund, if any, are declared and paid annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2021 and 2020 were as follows:
	2021	2020
Ordinary income	$7,115,948	$7,220,091
Long-term capital gain	13,729,214	-
Return of capital	-	332,021
	$20,845,162	$7,552,112
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, adjustments to the accounting treatment of partnerships and foreign currency reclassifications.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$—
Undistributed long-term capital gains	1,433,232
Capital loss carryforwards	—
Post-October losses	(4,989,819)
Net unrealized appreciation	12,739,594
Tax composition of capital	$9,183,007
At December 31, 2021, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2021, the Fund utilized $45,705,116 of capital loss carryforwards to offset capital gains realized in that fiscal year. At December 31, 2021, there were no remaining capital loss carryforwards.
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$(1,324,456)	$(3,665,363)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2021 were as follows:
Federal tax cost of investments	$642,029,693
Gross unrealized appreciation on investments	67,502,130
Gross unrealized depreciation on investments	(54,762,536)
Net unrealized appreciation on investments	$12,739,594
2.  RISK EXPOSURES
Concentration of Risk
The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Annual Report - December 31, 2021

3.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM) (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.93% of the Fund’s average daily net assets up to $1 billion dollars, 0.88% of the Fund's average daily net assets over $1 billion dollars and 0.83% of the Fund's average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.88% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the “Expense Limit”). The agreement’s current term ends on April 30, 2022 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2021, the amounts subject to recoupment were as follows:
Expires December 31, 2022	Expires December 31, 2023	Expires December 31, 2024	Recoupment of Past Reimbursed Fees by the Adviser
$545,006	$701,285	$791,665	$0
The Adviser and Great-West Funds entered into sub-advisory agreements with Lazard Asset Management LLC and UBS Asset Management (Americas) Inc. The Adviser is responsible for compensating the Sub-Advisers for their services.
Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds.  The total compensation paid to the independent directors with respect to all forty-six funds for which they serve as directors was $1,071,000 for the fiscal year ended December 31, 2021.
4.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $680,807,154 and $429,684,583, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
5.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The fair value of the loaned securities is determined daily at the close of business of the Fund and necessary collateral adjustments are made between the Fund and its counterparties on the next business day through the delivery or receipt of additional collateral. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2021, the

Annual Report - December 31, 2021

Fund had securities on loan valued at $1,497,752 and received collateral as reported on the Statement of Assets and Liabilities of $1,558,519 for such loan which was invested in Repurchase Agreements collateralized by U.S. Government or U.S. Government Agency securities. The Repurchase Agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2021, the class of securities loaned consisted entirely of common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
6.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
7.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2021, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Emerging Markets Equity Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from January 5, 2018 (commencement of operations) to December 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from January 5, 2018 (commencement of operations) to December 31, 2018, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2022
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
The Fund intends to pass through foreign tax credits of $2,144,720 and has derived gross income from sources within foreign countries amounting to $0.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2021, 2% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 78	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	46	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 58	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	46	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 62	Independent Director	Since 2017	Director, Colorado State Housing Board; Regional Center Task Force; and former Director, Grand Junction Housing Authority; Counseling and Education Center	46	N/A
Steven A. Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 67	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	46	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 78	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	46	N/A
Interested Director******
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President & Chief Executive Officer and Manager, GWCM; formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC ("AAG")	46	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 38	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	46	N/A
Katherine L. Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 65	Chief Compliance Officer	Since 2016	Chief Compliance Officer, GWCM and AAG	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 47	Chief Legal Officer & Secretary	Since 2010 (as Secretary) Since 2021 (as Chief Legal Officer)	Deputy General Counsel, Corporate & Investments, Empower; Secretary, Audit Committee, Great-West Life & Annuity Insurance Company of New York (“GWL&A of NY”); Vice President, Counsel & Secretary, GWCM; formerly, Vice President & Counsel, Great-West Funds; Vice President, Counsel & Secretary, AAG & GWFS	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 46	Treasurer	Since 2021	Assistant Vice President, Fund Administration, Empower; Treasurer, GWCM; Assistant Vice President & Treasurer, Great-West Trust Company, LLC (“GWTC”); formerly, Assistant Treasurer Great-West Funds & GWTC	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 35	Senior Counsel & Assistant Secretary	Since 2019	Assistant General Counsel, Corporate & Investments, Empower; Senior Counsel & Assistant Secretary, GWCM, GWFS and GWTC; Senior Counsel & Secretary, AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 54	Assistant Treasurer	Since 2007	Assistant Vice President, Investment Operations, Empower; Assistant Treasurer, GWCM; Assistant Vice President and Assistant Treasurer, GWTC	N/A	N/A
Robert T. Kelly 8515 East Orchard Road, Greenwood Village, CO 80111 52	Assistant Treasurer	Since 2021	Assistant Vice President, Fund Financial Reporting & Tax, Empower; Assistant Treasurer, GWCM	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.”

** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2022. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds and a Sub-Adviser of the Great-West Core Bond Fund. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Great-West Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Lake has personal investments in a mutual fund sub-advised by T. Rowe Price Associates, Inc., a Sub-Adviser of the Great-West Large Cap Value Fund and the Sub-Adviser of the Great-West T. Rowe Price Mid Cap Growth Fund. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
****** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at https://greatwestinvestments.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Great-West Funds’ Forms N-PORT is available on the Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Funds' Liquidity Risk Management Program
The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its cash holdings and access to other funding sources. The Funds’ Board of Directors approved the designation of the GWCM Liquidity Risk Management Committee as the administrator of the liquidity risk management program. The Liquidity Risk Management Committee includes representatives from the Adviser’s Risk, Trading, Investment Valuation, and Regulatory Compliance departments and is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding, among other things, the program’s operation, adequacy and effectiveness. The Liquidity Risk Management Committee reassessed each Fund’s liquidity risk profile, considering additional data gathered through March 31, 2021 and the adequacy and effectiveness of the liquidity risk management program’s operations since March 31, 2020 (the “covered period”) in order to prepare a written report to the Board of Directors for review at its meeting held on June 10, 2021. The report stated that:
(i) the program performed well during the covered period and meets the needs and profile of the Funds,
(ii) the Funds benefit from the stability of their shareholder base,
(iii) the selection of two vendors to supply liquidity measurement products has proven to be extremely helpful,
(iv) no changes were proposed to the program as of the date of the report, and
(v) no Fund approached the internal triggers set by the Liquidity Risk Management Committee or the regulatory percentage limitation (15%) on holdings in illiquid investments.
The report also stated that it continues to be appropriate to not set a “highly liquid investment minimum” for any Funds because the Funds primarily hold “highly liquid investments” and reviewed the changes to the program since inception.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,026,559 for fiscal year 2020 and $996,300 for fiscal year 2021.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2020 and $40,000 for fiscal year 2021. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2020 and $0 for fiscal year 2021.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2020 equaled $2,132,450 and for fiscal year 2021 equaled $2,255,405.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2022
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2022
By:	/s/ Kelly B. New

Kelly B. New
Treasurer
Date:February 23, 2022